Exhibit 10.1

AMENDMENT NO. 1 TO

EMPLOYMENT, CONFIDENTIALITY, NON-COMPETITION

AND SEVERANCE AGREEMENT

THIS AMENDMENT NO. 1 TO EMPLOYMENT, CONFIDENTIALITY AND NON-COMPETITION AGREEMENT (this “Amendment”) dated as of October 28, 2004, is made and entered into by and between Essential Group, Inc., a Delaware corporation (the “Company”), and Dennis Cavender (the “Executive”).

WHEREAS, the Company and the Executive have previously entered into that certain Employment, Confidentiality, Non-Competition and Severance Agreement, dated October 27, 2003, (the “Agreement”);

WHEREAS, the Company and the Executive each desires to continue Executive’s employment with the Company without interruption; and

WHEREAS the Company and Executive each desires to amend the provisions of the Agreement as provided in paragraph 1 of this Amendment.

NOW, THEREFORE, the Company and Executive agree as follows:

1.	Amendments to Agreement.

(a)	Section 9(a)(i) of the Agreement is hereby amended and restated to read in its entirety as follows:

“for a period of six (6) months thereafter (the “Payment Period”), the Company shall pay the Executive, in accordance with the Company’s regular payroll schedule, termination payments that in the aggregate equal to (A) 50% of the Executive’s highest annual base salary during the three-year period prior to the Executive’s Termination Date plus (B) 100% of the Executive’s average annual cash and equity incentive compensation award during the three-year period prior to the Termination Date.”

2.	Continuing Effectiveness of Agreement. Except as expressly provided herein to the contrary, the Agreement shall remain unaffected and shall continue in full force and effect after the date hereof.

3.	Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed to be an original but all of which together shall constitute one and the same amendment.

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IN WITNESS WHEREOF, the Company and the Executive have executed this Agreement as of the date first above written.1

ESSENTIAL GROUP, INC.

/s/ C. Lee Jones		/s/ Dennis Cavender
By:	C. Lee Jones Day	Dennis Cavender
Its:	Chief Executive Officer

		Date:	October 28, 2004

[1]	The validity of execution of this Amendment on behalf of the Company is subject to the approval of this Amendment by the Board.